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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) March 9, 2000



                              IMMERSION CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                      000-27969             94-3180138
--------------------------------    ---------------------   -------------------
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
         incorporation)                                     Identification No.)



                               2158 Paragon Drive
                           San Jose, California 95131
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 467-1900


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Item 2. Acquisition or Disposition of Assets.

      (a) On March 9, 2000, Immersion Corporation (the "Company") completed the purchase of all of the shares of (i) Haptic Technologies Inc. ("Haptech"), a company duly incorporated under the Canada Business Corporations Act, and
(ii) 9039-4115 Quebec, Inc. ("Holdco"), a company formed for the purpose of holding shares of Haptech common stock (collectively, the "Shares"), for approximately $7 million, consisting of 141,538 shares of the Company's Common Stock and $338,000 paid in cash, pursuant to a Share Purchase Agreement (the "Agreement") dated February 28, 2000. The Company used working capital and newly issued shares to fund the acquisition. The acquisition will be accounted for using the purchase method.

      Pursuant to the terms of the Agreement, the Company purchased the Shares from Holdco, Alain Pare, Societe Innovatech du Grand Montreal ("Innovatech"), Visuaide, Inc. ("Visuaide") and Fonds en Transferts de Technologies Industrielles ("FTTI").

      There are no material relationships between holders of the Shares and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

      On March 13, 2000, the Company announced the completion of the acquisition. The press release issued by the Company is attached as Exhibit 99.1.



                                       2
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Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

      The Company has determined that financial statements for Haptic Technologies Inc. are not required to be filed as part of this Report on Form 8-K.

      (b)   Pro Forma Financial Information.

      The Company has determined that pro forma financial information is not required to be filed as part of this Report on Form 8-K.

      (c)   Exhibits.

      2.1 Share Purchase Agreement with Haptic Technologies Inc. ("Haptech") and 9039-4115 Quebec, Inc. ("Holdco") and the Shareholders of Haptech and Holdco and 511220 N.B. Inc. ("Purchaser") dated February 28, 2000 (incorporated by reference to Exhibit 2.2 of the Company's Form 10-K for the year ended December 31, 1999).

      99.1  Press Release issued by the Company on March 13, 2000.



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          IMMERSION CORPORATION



                                          By: /s/ LOUIS ROSENBERG
                                             ----------------------------------
                                              Louis Rosenberg, Ph.D.
                                              President and Chief Executive
                                              Officer



      Date: March 24, 2000



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                                  EXHIBIT INDEX



Exhibit     Description
-------     -----------
  2.1       Share Purchase Agreement with Haptic Technologies Inc. ("Haptech")
            and 9039-4115 Quebec, Inc. ("Holdco") and the Shareholders of
            Haptech and Holdco and 511220 N.B. Inc. ("Purchaser") dated February
            28, 2000 (incorporated by reference to Exhibit 2.2 of the Company's
            Form 10-K for the year ended December 31, 1999).

  99.1      Press Release issued by the Company on March 13, 2000.